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               FIRST AMENDMENT TO THE AMENDED AND RESTATED LIMITED
                 LIABILITY COMPANY AGREEMENT OF ROXBURY CAPITAL
                                 MANAGEMENT, LLC






                                  EXHIBIT 10.48
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               FIRST AMENDMENT TO THE AMENDED AND RESTATED LIMITED
                 LIABILITY COMPANY AGREEMENT OF ROXBURY CAPITAL
                                 MANAGEMENT, LLC

         WHEREAS, an Amended and Restated Limited Liability Company Agreement (the "Agreement") was made as of July 31, 1998 by and among Roxbury Capital Management (Roxbury), WT Investments, Inc. (WTI), the Principals (as defined in the Agreement) and Wilmington Trust Corporation (Wilmington) to govern the operation of Roxbury Capital Management, LLC (the "LLC");

         WHEREAS, the Members of the LLC desire to amend the Agreement pursuant to Section 14.1 of the Agreement;

         NOW, THEREFORE, in consideration of the agreements and obligations set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Members of the LLC, intending to be legally bound, hereby agree to amend the Agreement as follows:

         1. Each capitalized term used, but not defined, in this First Amendment shall have the meaning assigned to it in the Agreement.

         2.       Section 1.72 of the Agreement is amended as follows:

         1.72 "Revenues" means the gross receipts of the LLC from whatever source, including without limitation gross receipts from the sale of assets; provided, however, that Revenues shall not include gross receipts from the sale of all or substantially all of the LLC's assets or the deemed sale of the LLC's assets in connection with the liquidation of the LLC AND SHALL NOT INCLUDE WILMINGTON FUND REVENUE.

         3.       Section 1 of the Agreement is amended by adding a new Section
                  1.92 as follows:

1.92 "WILMINGTON FUND REVENUE" MEANS, AFTER 1999, THE LESSER OF $[*], OR ANY ADVISORY FEES, MINUS ANY ADVISORY FEE WAIVERS, EARNED BY THE LLC PURSUANT TO AN INVESTMENT ADVISORY AGREEMENT WITH THE WILMINGTON LARGE CAP GROWTH PORTFOLIO FOR MANAGEMENT OF ASSETS HELD IN THAT MUTUAL FUND. IN 1999 WILMINGTON FUND REVENUE SHALL BE $[*].

         4.       Section 6.3(a) of the Agreement is amended as follows:

6.3      Distributions.

                  (a) Except as provided in Section 6.3(f), within 90 days after the end of each Fiscal Year, the Board shall cause to be distributed:


* CONFIDENTIAL TREATMENT REQUESTED
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                  (i) first, to the Preferred Members in proportion to their respective number of Preferred Membership Points, (A) [ * ]% of all Revenues of the LLC for that Fiscal Year ("Preferred Member Revenue Share") PLUS (B) WILMINGTON FUND REVENUE less (C) the Excess Cash Flow Split for such Fiscal Year.

                  (ii) second, the "Excess Cash Flow Split" shall be paid to the Common Members in proportion to their respective number of Common Membership Points beginning with distributions with respect to Fiscal Year 1999.

                           A) For the Fiscal Years 1999, 2000, 2001 and 2002,
                  multiply annual Advisory Fee revenue in 1998 by [ * ] ("Hurdle Rate") taken to the "N"th power, where "N" is 1 with respect to Fiscal Year 1999, "N" is 2 with respect to Fiscal Year 2000, "N" is 3 with respect to Fiscal Year 2001 and "N" is 4 with respect to Fiscal Year 2002. Annual Advisory Fee revenue in 1998 shall be all 1998 advisory fee revenue earned by Roxbury plus all 1998 Advisory Fee revenue earned by the LLC. With respect to Fiscal Years 2003 and thereafter, the Excess Cash Flow Split shall be computed by multiplying the Advisory Fee revenue (EXCLUDING ANY WILMINGTON FUND REVENUE) for the fifth prior Fiscal Year (for example, with respect to Fiscal Year 2003, use Advisory Fee revenue for Fiscal Year 1998) by
                  [ * ] (which is [ * ]). An amount computed hereunder is "Assumed Fee Income" for such Fiscal Year.

                           B) Subtract the Assumed Fee Income for such Fiscal
                  Year from the actual Advisory Fee revenue for such Fiscal Year, EXCLUDING ANY WILMINGTON FUND REVENUE.

                           C) If the calculation in B) produces a positive
                  number, multiply that difference by [ * ]. The product of this multiplication is the Excess Cash Flow Split. (See examples in Exhibit B.)

                  (iii) third, Fee Cash Flow shall be paid to the Common Members in proportion to their respective number of Common Membership Points for such Fiscal Year.

         5.       Section 7.1(d) of the Agreement is amended to read as follows:

         (b) Until December 31, 2003, Roxbury may grant options on LLC Interests it owns to employees of the LLC in Roxbury's sole and absolute discretion pursuant to a written Option Agreement if: (i) the aggregate exercise price to purchase the LLC Interests subject to the option is not less than the proportionate share of LLC Value represented by such LLC Interests determined on the date of the grant using a multiple of [ * ] in determining LLC Value; (ii) not more than one-third of the option shall vest before the end of the first year after grant, not more than two-thirds of the option shall vest before the end of the second year after grant, and not more than 100% of the option shall vest before the end of the third year after grant; (III) the option holder executes an employment contract in a form acceptable to the LLC at the time of, or prior to, the execution of the Option Agreement; (IV) the option holder exercising the option must

* CONFIDENTIAL TREATMENT REQUESTED

                                       2
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sign this Agreement as a condition of exercise; and (V) the optionee makes representations and warranties to the LLC comparable to those contained in
Section 13.5 on the date of grant of the option and on the date of each exercise thereof.

         6. Schedule I of the Agreement is hereby amended and replaced with the
Schedule I attached hereto.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above stated.

                                     ROXBURY CAPITAL MANAGEMENT

                                     By:  /s/ Anthony H. Browne
                                          --------------------------------------
                                          Anthony H. Browne, Senior Managing
                                          Director



                                     WT INVESTMENTS, INC.

                                     By:  /s/ David R. Gibson
                                          --------------------------------------
                                          David R. Gibson, Senior Vice President


                                     /s/ Anthony H. Browne
                                     -------------------------------------------
                                     Anthony H. Browne

                                     /s/ Harry B. Wilson
                                     -------------------------------------------
                                     Harry B. Wilson

                                     /s/ Kevin P. Riley
                                     -------------------------------------------
                                     Kevin P. Riley


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